UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)                                                                                                                     April 16, 2008

SOLTERA MINING CORP.
(Exact name of registrant as specified in its chapter)

Nevada	000-51841	00-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1005 – 289 Drake Street, Vancouver, British Columbia, Canada		V6B 5Z5
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (604) 732-1304

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Kevan Lynton Ashworth has consented to being appointed an additional director of Soltera.  On April 16, 2008, Mr. Ashworth was appointed as an additional director of Soltera by the Board of Directors.

Kevan Lynton Ashworth (71 years old) has been a consultant for mineral exploration and mining companies for the past five years.

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Mr. Ashworth does not hold a directorship in any other reporting company with the exception of Newland Resources Limited (Australia, ASX), Norwest Holdings (UK) Pty. Limited (registered UK), and NWE Southern Cross (UK) Pty. Limited (registered UK).

There is no family relationship among the directors or officers.

During the last two years, there has been no transaction or proposed transaction that Soltera was or is a party to in which Mr. Ashworth had or is to have a direct or indirect material interest.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Soltera Mining Corp. has caused this report to be signed on its behalf by the undersigned duly authorized person.

SOLTERA MINING CORP.

By:/s/ Fabio Montanari
Dated:  April 16, 2008
  Fabio Montanari – CEO & Director

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